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                          FIRST AMENDMENT TO REVOLVING
                         CREDIT AGREEMENT AND ASSIGNMENT

         THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT AND ASSIGNMENT (this "First Amendment") made as of December 19, 2003, by and among LEAF FINANCIAL CORPORATION ("Leaf Financial"), a Delaware corporation with offices at 1845 Walnut Street, 10th Floor, Philadelphia, Pennsylvania 19103, LEASE EQUITY APPRECIATION FUND I, L.P. ("Leaf I"), a Delaware limited partnership with offices at 49 Bancroft Mills, Unit P-15, Wilmington, Delaware 19809, LEAF FUNDING, INC. ("Leaf Funding"), a Delaware corporation with offices at 110 S. Poplar Street, Suite 101, Wilmington, Delaware 19801 (Leaf Financial, Leaf I and Leaf Funding, each a "Borrower" and, collectively, the "Borrowers") and COMMERCE BANK, NATIONAL ASSOCIATION, a national banking association with offices at 1701 Route 70 East, Cherry Hill, New Jersey 08034 ("Secured Party").

                                   BACKGROUND

         A. On May 28, 2003, Borrowers and Secured Party entered into that certain Revolving Credit Agreement and Assignment (the "Agreement") a copy of which is attached hereto and made a part hereof as Exhibit "A", pursuant to which Secured Party promised from time to time to make loans to Borrowers in exchange for each of Borrower's grant of a security interest and an assignment to Secured Party of each of Borrower's right, title and interest in certain Collateral (as defined in Section 2(a) of the Agreement), evidenced by that certain Master Note of even date therewith between Borrowers and Secured Party (the "Master Note").

         B. Borrowers and Secured Party mutually desire to amend the Agreement and are entering into this First Amendment to set forth their entire understanding and agreement with respect thereto.

         NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, and intending to be legally bound hereby, the parties hereto agree that the Agreement is amended as follows:

         A. Amendment. The Agreement shall be amended to remove "Leaf I" from the definition of the word "Borrower" throughout the Agreement, any exhibits attached thereto, and any other documents executed in connection with the Agreement. From the date hereof, Leaf I shall no longer be a party to the Agreement.

         B. Consent. Secured Party hereby consents to the foregoing Amendment and waives all prohibitions thereto in the Agreement. Such consent and waiver does not, however, constitute a waiver to any future actions prohibited by the Agreement.

         C. General Provisions.





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                  1. Except as expressly set forth herein, the Agreement remains unmodified and will continue in full force and effect. The parties hereto will construe all other provisions of the Agreement to give effect to the provisions hereof.

                  2. This First Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their nominees, successors and assigns.

                  3. This First Amendment may be executed in any number of counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all parties have not signed the same counterpart.

                  4. This First Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.






                      [SIGNATURES BEGIN ON FOLLOWING PAGE]







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         IN WITNESS WHEREOF, the parties have executed and delivered this First
Amendment to Revolving Credit Agreement and Assignment as of the date first above written.

                                        BORROWERS:
                                        ---------

Address for Notices:                    LEAF FINANCIAL CORPORATION, a
--------------------                    Delaware corporation
1845 Walnut Street, 10th Floor
Philadelphia, PA 19103

                                        By: /s/ Miles Herman
                                           -------------------------------------
                                             Miles Herman, President

Address for Notices:                    LEASE EQUITY APPRECIATION
--------------------                    FUND I, L.P., a Delaware limited
c/o Leaf Asset Management, Inc.         partnership
1845 Walnut Street, 10th Floor
Philadelphia, PA 19103
                                        By: Leaf Asset Management, Inc., its
                                        general partner

                                        By: /s/ Miles Herman
                                           -------------------------------------
                                             Miles Herman, President


Address for Notices:                    LEAF FUNDING, INC., a Delaware
--------------------                    corporation
c/o Leaf Financial Corporation
1845 Walnut Street, 10th Floor
Philadelphia, PA 19103
                                        By: /s/ Miles Herman
                                           -------------------------------------
                                            Miles Herman, Senior Vice President


                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]






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                                        SECURED PARTY:
                                        --------------

                                        COMMERCE BANK, NATIONAL ASSOCIATION


                                        By: /s/ Gerald L. Grady
                                           -------------------------------------
                                           Name:  Gerald L. Grady
                                           Title: Vice President










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